Quality Mental Health Care for All Jon Cohen, M.D., CEO Ian Harris, CFO 2026 JPMorgan Healthcare Conference Exhibit 99.1

Disclaimer This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strategy,” “strive”, “target,” “will,” or “would,” the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) rapid technological change in our industry; (ii) our ability to secure clients' contract renewals; (iii) our ability to maintain and expand our network of therapists, psychiatrists and other providers; (iv) a decline in the prevalence of enterprise-sponsored healthcare or the emergence of new technologies may adversely impact our DTE (“Direct-to-Enterprise”) business; (v) if our or our vendors’ security measures fail or are breached; (vi) changes in healthcare laws, regulations or trends and our ability to operate in the heavily regulated healthcare industry; and (vii) and the other factors, risks and uncertainties described in under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on March 12, 2025, subsequent quarterly reports on Form 10-Q and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information and data contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain the measure Adjusted EBITDA, Adjusted EBITDA margin, and non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative) which are non-GAAP financial measure. For additional information about the measure and a reconciliation to the most closely comparable GAAP measure see the Talkspace Investors Relations website at investors.talkspace.com.

Large and Underpenetrated Market 40%+ Talkspace patients new to therapy 2026 JPMORGAN HEALTHCARE CONFERENCE 3 75M People face mental health conditions Large and Expanding Opportunity Highly Underserved Patient Population #1 Most requested employer benefit U.S. Behavioral Health Market ‘25E - 30E CAGR: 7.9% 44% Those aware of Talkspace know that insurance covers it #1 Motivator to try Talkspace is “insurance coverage” Commercial 46M 23% of Adults in U.S. Medicare ~17M 25% of 66M Medicare recipients Active Military 2M 23% of Adults in U.S. Teens ~10M 50% of 20M (Age 13 -17) Sources: Company estimates based on data from Mental Health America, Department of HHS/OIG, Psych Central, NIMH

Proven Performance: 3-Year Overview 4 +30% 2025 YTD 2026 JPMORGAN HEALTHCARE CONFERENCE Top-Line Growth 24% ‘22-’25E Rev CAGR* # in 000s $ in millions Payor Sessions Revenue * Adjusted Gross Margin Adjusted EBITDA $ in millions Profitability 115% YoY EBITDA Growth* * OpEx % of Rev Adj. Gross Margin1 -$14 34% Note: Reflects Company disclosures, as of Q3 2025. *2025 Revenue and Adjusted EBITDA represent midpoint of FY25 financial guidance. 1) Adjusted Gross Profit is defined as Revenue less Cost of revenue, excluding depreciation and amortization. Certain prior year amounts have been reclassified to conform to the current period presentation. These reclassifications had no effect on the reported results of operations.

Talkspace’s Systematic Formula for Growth 5 2026 JPMORGAN HEALTHCARE CONFERENCE Increasing customer awareness Driving High Intent Referrals Developing Strategic Payor Partnerships Improving the Patient Journey Expanding Our Offerings Anchored across most major payors Expand coverage Activate Lives Diversified growth strategy drives usage

Talkspace
2026 JPMORGAN HEALTHCARE CONFERENCE
6

Driving Consumer Awareness Through Diversified Channels

Paid Media

- Fully programmatic with AI optimization
- Diversified targeting
- Amplified influencers and member content
- Real-time reporting

Organic Initiatives

- Heavy SEO investment drives LLM search at onset
- Strong social engagement builds traffic and trust
- Tentpole campaigns sustain visibility

Partnerships

- Strategic payor partnerships capture high-intent members actively seeking care
- Partnerships drive high intent referrals and awareness (Tia, Bark, etc.)

Scaling Brand Recognition

- Leverage Michael Phelps
- Thought leadership keeps recognition high
- Broaden reach by expanding new audiences

Awareness Rising as Spend Declines


Annual Media Spend
Aided Awareness*
28%
25%
23%
30%
36%
2021A
2022A
2023A
2024A
2025E

Source: Awareness study from April 2025 Qualtrics survey data.
* % recognizing Talkspace when prompted in surveys.

Establishing Partnerships to Drive High Intent Referrals 7 2026 JPMORGAN HEALTHCARE CONFERENCE Distribution Partnerships Strategic Partnerships

Strategic Partnerships with Payors 8 2026 JPMORGAN HEALTHCARE CONFERENCE Perform Provider Credentialing Develop Value-Based Contracts Full Directory Integration Why Payors Invest in Strategic Relationships with Talkspace Fast therapist matching & appointment Quality oversight of the provider network Measure defined outcomes Surveys reflect very positive member experience Significant integration & AI capabilities In-network with Medicare

Talkspace

2026 JPMORGAN HEALTHCARE CONFERENCE 9

Improving the Patient Journey

Eligibility → Registration → Scheduling → Session → Billing

All leading to better quality through **stronger therapeutic alliance**

+22% ↗ Checkout Conversion Rate*

+50% ↗ Members completing 3 sessions in month 1*

Source: Talkspace, as of 2H 2025.
*YoY comparison reflects BH YTD thru 9/30/25.

Talkspace
2026 JPMORGAN HEALTHCARE CONFERENCE
10

Expanding Our Offerings

Psychiatry

Medication Management Program that expands TAM, boosts ARPU, and drives retention via adherence levers

Dedicated Psych Expansion

Amazon Pharmacy Integration

Cross-adoption Opportunity

Social Health

Wisdo Health → Talkspace COMMUNITY

Clinically-proven, AI-driven peer support platform

Integrating with Talkspace for therapy referrals

Expands access for seniors + high-need populations, as well as GLP-1 users via partnership with Novo Nordisk

Military & Medicare

Therapy and psychiatry for members of the military and their families

Active duty and families via Tricare nationally

Navy direct contract

Covered by Medicare in all 50 States

Youth

Expanded Youth coverage to more than 500k

New York City Teens

Baltimore City Public Schools

City of Seattle

North Carolina DHHS

AI in Mental Health: The Crisis Behind the Headlines 11 2026 JPMORGAN HEALTHCARE CONFERENCE Stigmatizing responses (Biased, unsafe) x Harmful crisis replies (e.g., suggesting suicide methods) x Failure to challenge delusions/reinforce reality (e.g., agreeing with paranoia) x No HIPAA/data protection (No legal privacy safeguards) Lack of clinical oversight/accountability (No liability for harm) Lack of real-time risk identification (Missed signals of crisis) Problem: General-Purpose LLMs are Not Built to Provide Therapy x x x

The Talkspace AI Agent 12 2026 JP MORGAN HEALTH CONFERENCE General-purpose LLMs now utilized by 10% of the world’s population (800M+ people) due to their always -available, low-cost, anonymous, and easy-to-access nature – making them a default option for mental health conversations While these bots have “democratized” access, they were never built to support mental health, leading to a rash of reported harmful outcomes Mental health support must be far more specialized and nuanced including: – Challenge distorted thinking – Recognize delusions – Identify risk in real time Designed to be the first “safe” AI agent specifically designed for mental health support and developed utilizing clinically recognized standards of care with continuous human oversight, and privacy (HIPAA) protection Trained and fine-tuned on Talkspace’s massive mental health dataset to improve risk recognition, support appropriate decision-making, and avoid the pitfalls already seen in general-purpose AI systems Keeps clinicians constantly in the loop with clear escalation pathways to connect users at risk to a licensed human clinician if needed Does not replace clinicians but extends their reach, adhering to strict clinical standards while identifying millions of new users who require human intervention

13 2026 JP MORGAN HEALTH CONFERENCE What it is How to use it What it is for A private guide that leads you toward answers (and never follows you down the wrong path) Share fears or insights anytime Your space to work things out and get clarity Confide without judgment or time limits Fast support and lasting progress Start changing your life today It keeps your thoughts completely private, unlike any AI Choose the AI guide that’s purpose-built for mental health and backed by science Turn to it for trusted, science-backed guidance Talk to it to check reality, stop spirals, or avoid burnout Vent to it instead of blowing up the group chat Work on yourself, all by yourself Oversharing with other AIs? Switch to this for guidance you can trust For anyone who wants to make progress on their mental health starting this second For those who want clarity without judgment For those searching for answers in the wrong places For those whose friends have stopped listening Positioning: Driving Consumer AI Agent Adoption

Pathway to Mental Health Care with AI 14 2026 JPMORGAN HEALTHCARE CONFERENCE Imagine an AI therapy agent that guides patients through an interactive intake Q&A to match them with the right therapy and therapist… Engages patients between sessions to support adherence to their personalized care plan Screens postpartum mothers for depression and guides early therapy access Assists primary care providers in identifying mental health concerns and guiding patients to therapy

Mental Health Care in Action Through AI 15 2026 JPMORGAN HEALTHCARE CONFERENCE Imagine therapy that is “always on”… Available 24/7 to every postpartum mother A personal mental health companion for every college student A constant companion for active-duty military A companion for cancer patients through their journey

The First Purpose-Built Mental Health LLM 16 2026 JPMORGAN HEALTHCARE CONFERENCE A next-generation mental health solution powered by a LLM trained on real clinical data, evidence-based care, and aligned safety standards Our Breakthrough AI Agent Trained on one of the world’s largest MH databases (10B words, millions of transcripts) Patient intake and consent HIPAA-protected, patient-consented environment Proprietary risk algorithms embedded Continuous monitoring by professional therapists Escalation process for higher levels of care Talkspace AI Agent: Personalized, Clinically Grounded

Talkspace
2026 JP MORGAN HEALTH CONFERENCE
17

Built on a Clinical Databank Powered by Millions of Patient Journeys

8 Billion
words exchanged

140M
messages

300M
tokens from real session

1.2M
clinical diagnoses

4.3M
psych notes

3M
therapist ratings

450K
treatment plans

1.4M
treatment goals

3.8M
clinical interventions

Approach to Building our AI Agent

- ✔ Built on Talkspace expertise, proprietary datasets, and evidence-based guardrails
- ✔ Evaluated with clear benchmarks, rubrics, and validated clinical scales
- ✔ Developed transparently with a safety-first approach

12+ years longitudinal, de-identified under HIPAA Safe Harbor / Expert Determination

Built Prioritizing Safety and Clinical Oversight 18 2026 JP MORGAN HEALTH CONFERENCE Operates fully within Talkspace’s QMS – every AI output is validated by licensed clinicians, documented under QMS control, and transitioned to human care when needed to ensure clinical safety and trust AI Agent Intake Risk assessment Live therapist AI Agent Safe Escalation Workflow: HIPAA Compliant Safety & quality model Risk algorithm Clinical oversight Consent Escalation

Talkspace
2026 JP MORGAN HEALTH CONFERENCE
19

Investment Highlights



Our mission
To make mental health care accessible and affordable

Company Highlights

Industry Leading
Provider of Virtual Behavioral Solutions

Proprietary
AI solutions with 10 years of AI / ML experience

Diverse, Curated
Network of certified behavioral specialists

Over 200M
U.S. Lives Covered by Talkspace

2025 Financial Highlights

$226-230M
2025 Revenue Guidance

$14-16M
2025 Adj EBITDA Guidance

+24%
2022 - 2025E Revenue CAGR*

115%
YoY Adj EBITDA Margin*

Note: Reflects Company disclosures, as of Q3 2025.
*2025 Revenue and Adjusted EBITDA represent midpoint of FY25 financial guidance

Appendix

Non-GAAP financial measures In addition to our financial results determined in accordance with GAAP, we believe adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance, and our management uses it as a key performance measure to assess our operating performance. Because adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes and in evaluating acquisition opportunities. We also use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. We believe that the use of adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not necessarily reflect capital commitments to be paid in the future and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these requirements. In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments described herein. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure. Adjusted EBITDA should not be considered as an alternative to income (loss) before income taxes, net income (loss), income (loss) per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results. A reconciliation is provided below for adjusted EBITDA to net income (loss), the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review our financial statements prepared in accordance with GAAP and the reconciliation of our non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We do not provide a forward-looking reconciliation of adjusted EBITDA guidance as the amount and significance of the reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful.

Reconciliation of net income (loss) to adjusted EBITDA Adjusted EBITDA We calculate adjusted EBITDA as net income (loss) adjusted to exclude (i) depreciation and amortization, (ii) interest and other expenses (income), net, (iii) tax benefit and expense, (iv) stock-based compensation expense, and (v) certain non-recurring expenses, where applicable.